POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee and the President of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints SCOTT BISCHOFF his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2006.

                                                  /s/ Timothy E. Johnson
                                                  ------------------------------
                                                  TIMOTHY E. JOHNSON,
                                                  Trustee and President

STATE OF OHIO                       )
                                    ) ss:
COUNTY OF HAMILTON                  )

           Before me, a Notary Public, in and for said county and state, personally appeared TIMOTHY E. JOHNSON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May 7, 2006.

                                     /s/ JoAnn Maia Strasser
                                     -------------------------------------------

                                     Notary Public
                                                       JOANN MAIA STRASSER
                                                         Attorney at Law
                                                   Notary Public, State of Ohio
                                                 My Commission Has No Expiration
                                                     Date. Section 147.03

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
E. JOHNSON and SCOTT BISCHOFF, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2006.


                                                  /s/ John W. Craig
                                                  ------------------------------
                                                  JOHN W. CRAIG, Trustee


STATE OF OHIO                       )
                                    ) ss:
COUNTY OF HAMILTON                  )

           Before me, a Notary Public, in and for said county and state, personally appeared JOHN W. CRAIG, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May 7, 2006.

                                     /s/ JoAnn Maia Strasser
                                     -------------------------------------------
                                     Notary Public
                                                       JOANN MAIA STRASSER
                                                         Attorney at Law
                                                   Notary Public, State of Ohio
                                                 My Commission Has No Expiration
                                                       Date. Section 147.03

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
E. JOHNSON and SCOTT BISCHOFF, and each of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2006.

                                                  /s/ Ronald H. McSwain
                                                  ------------------------------
                                                  RONALD H. MCSWAIN, Trustee

STATE OF OHIO                       )
                                    ) ss:
COUNTY OF HAMILTON                  )

           Before me, a Notary Public, in and for said county and state, personally appeared RONALD H. MCSWAIN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May 7, 2006.

                                     /s/ JoAnn Maia Strasser
                                     -------------------------------------------
                                     Notary Public
                                                       JOANN MAIA STRASSER
                                                         Attorney at Law
                                                   Notary Public, State of Ohio
                                                 My Commission Has No Expiration
                                                        Date. Section 147.03

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
E. JOHNSON and SCOTT BISCHOFF, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2006.

                                                  /s/ John R. Green
                                                  ------------------------------
                                                  JOHN R. GREEN, Trustee


STATE OF OHIO                       )
                                    ) ss:
COUNTY OF HAMILTON                  )

           Before me, a Notary Public, in and for said county and state, personally appeared JOHN R. GREEN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May 7, 2006.

                                     /s/ JoAnn Maia Strasser
                                     -------------------------------------------
                                     Notary Public
                                                       JOANN MAIA STRASSER
                                                         Attorney at Law
                                                   Notary Public, State of Ohio
                                                 My Commission Has No Expiration
                                                      Date. Section 147.03

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
E. JOHNSON and SCOTT BISCHOFF, and each of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2006.


                                                  /s/ James J. Berrens
                                                  ------------------------------
                                                  JAMES J. BERRENS, Trustee

STATE OF OHIO                       )
                                    ) ss:
COUNTY OF HAMILTON                  )

           Before me, a Notary Public, in and for said county and state, personally appeared JAMES J. BERRENS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May 7, 2006.

                                     /s/ JoAnn Maia Strasser
                                     -------------------------------------------
                                     Notary Public
                                                       JOANN MAIA STRASSER
                                                         Attorney at Law
                                                   Notary Public, State of Ohio
                                                 My Commission Has No Expiration
                                                        Date. Section 147.03

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY
E. JOHNSON and SCOTT BISCHOFF, and each of them, his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof. .

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of May, 2006.


                                                  /s/ Kenneth S. Shull
                                                  ------------------------------
                                                  KENNETH S. SHULL, Trustee


STATE OF OHIO                       )
                                    ) ss:
COUNTY OF HAMILTON                  )

            Before me, a Notary Public, in and for said county and state, personally appeared KENNETH S. SHULL, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of May 7, 2006.

                                     /s/ JoAnn Maia Strasser
                                     -------------------------------------------
                                     Notary Public
                                                       JOANN MAIA STRASSER
                                                         Attorney at Law
                                                   Notary Public, State of Ohio
                                                 My Commission Has No Expiration
                                                       Date. Section 147.03